Entrex Oil and Gas Market
Announces LOI
Executed with ReoStar
Energy Corp (OTC: REOS)

Boca Raton, FL. February 17,
2021:  Entrex (OTC: UNSS)
(https://Entrex.Market) is
pleased to announce that the
Entrex Oil and Gas Market has
finalized the execution for the
letter of intent to merge Oil
and Gas private company
production into REOS.
"Our mission is simplifying
private company capital
access; when we compared
the speed to market of a new
company and filings - versus
a merger to assemble cash-
flowing oil and gas
production - we saw the
costs, benefits and speed
much faster through this
merger than alternatives
available" said Stephen H.
Watkins CEO of the Entrex
Oil and Gas Market.
Rich French, Business
Development of the Entrex Oil
and Gas Market suggests: "As
the multitude of private oil
and gas companies commit
production through the
market - we needed a simple
path to capital access for all.
Together we see this as a win-
win for both companies and
investors to acquire yield -
while having access to
liquidity and potentially
capital appreciation
opportunities".   "We believe
the REOS shareholders will see
the benefit of the cash-flowing
companies, quarterly
payments and liquidity.   It is a
unique opportunity to have
public capital access a
diversified basket of private oil
and gas company's
production".
Peter H. Koch, CEO of ReoStar
Energy Corp., commented "The
Entrex team offered a unique
opportunity to the REOS
shareholders which brings
their market leadership
together with REOS to create a
win-win for the shareholders,
Entrex and the private
companies and capital they
serve.".
A narrated video on the
structure can be seen here
(LINK)

About Entrex:

Entrex (OTC: UNSS) was founded
in 2001 as a "capital market system
for entrepreneurial companies".
Today Entrex creates regulatory
compliant niche capital market
systems which support regulated
market constituents to originate,
structure, place, trade, settle and
service securities of entrepreneurial
companies.   Working together with
industry sector leaders and
regulated market constituents the
Entrex platforms allows investors
to find, research, track, manage,
and trade entrepreneurial securities
whether geographic
(www.EntrexFloridaMarket.com),
sector or commodity
(www.EntrexCarbonMarket.com)
focused.
www.Entrex.Market

Forward Looking Statements:

This press release includes
statements of the Company's
expectations, intentions, plans and
beliefs that constitute "forward
looking statements" within the
meaning of Section 27A of the
Securities Act of 1933 and Section
21E of the Securities Exchange Act
of 1934 and are intended to come
within the safe harbor protection
provided by those sections. These
statements, which involve risks and
uncertainties, relate to the
discussion of the Company's
business strategies and its
expectations concerning future
operations, margins, sales, new
products and brands, potential joint
ventures, potential acquisitions,
expenses, profitability, liquidity
and capital resources and to
analyses and other information that
are based on forecasts of future
results and estimates of amounts
not yet determinable. These also
include statements relating to the
anticipated benefits of the
announced transaction between the
Company and Entrex.  These
statements include any statement
that does not directly relate to a
historical or current fact. You can
also identify these and other
forward-looking statements by the
use of such words as "may," "will,"
"should," "expects," "intends,"
"plans," "anticipates," "believes,"
"thinks," "estimates," "seeks,"
"predicts," "could," "projects,"
"potential" and other similar terms
and phrases, including references to
assumptions. These forward
looking statements are made based
on expectations and beliefs
concerning future events affecting
the Company and are subject to
uncertainties, risks and factors
relating to its operations and
business environments, all of which
are difficult to predict and many of
which are beyond its control, that
could cause its actual results to
differ materially from those matters
expressed or implied by these
forward looking statements. These
risks include the Joint Venture's
ability to successfully pursue its
business plan, the possibility that
the Company's equity interest in
the Joint Venture may be diluted as
a result of capital raises by the Joint
Venture, the possibility that Entrex
may have the right to repurchase
the previously contributed assets
for nominal consideration, the
Company's ability to develop and
commercialize new technologies,
the Company's history of losses
and expectation of further losses, its
ability to expand its operations into
blockchain technologies, its ability
to develop or acquire new brands,
the success of its marketing
activities, the effect of competition
in its industry and economic and
political conditions generally,
including the current economic
environment and markets. More
information about these and other
factors are described in the reports
the Company files with the
Securities and Exchange
Commission, including but not
limited to the discussions contained
under the caption "Risk Factors."
When considering these forward-
looking statements, you should
keep in mind the cautionary
statements in this press release and
the reports the Company files with
the Securities and Exchange
Commission. New risks and
uncertainties arise from time to
time, and the Company cannot
predict those events or how they
may affect it. The Company
assumes no obligation to update
any forward-looking statements
after the date of this press release as
a result of new information, future
events or developments, except as
required by the federal securities
laws.

For further information:

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